UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03630)

Exact name of registrant as specified in charter: Putnam California Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007 — March 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam California Tax Exempt Income Fund

3|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
California Tax Exempt
Income Fund

3|31|08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Challenges continued to mount for investors in the first quarter of 2008. The markets struggled as economic news — from falling housing prices to rising inflation — painted a gloomy backdrop to an already-difficult situation. Many economists now believe that the United States is in or near recession. Fortunately, the Federal Reserve Board (the Fed) and federal lawmakers have reacted quickly, employing creative and, in some instances, unprecedented moves to ameliorate the situation. As of this writing, the Fed has cut rates a total of 3.25 percentage points since last September and added nearly $400 billion in liquidity to the credit markets. In a historic move, the Fed also provided financing to facilitate JPMorgan Chase’s buyout of investment bank Bear Stearns, which was on the brink of failure. In February, lawmakers, working with the president, approved an economic stimulus package that will put $168 billion into the hands of millions of U.S. taxpayers starting this month.

As investors it is important to keep a long-term perspective and remember the counsel of your financial representative during times like these. Markets can recover quickly, and investors who sit on the sidelines run the risk of missing the rebound. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. What’s more, recessions in the United States are usually short-lived compared with economic expansions. Since 1960, the economy has experienced 7 recessions lasting an average of 11 months, versus 64 months for the average expansion. Perhaps most important is the value that a properly diversified portfolio can offer by balancing areas of weakness with areas of strength.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam California Tax Exempt Income Fund:
Potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Tax Exempt Income Fund. The fund explores the vast California municipal bond market, seeking to deliver high current income and tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk — that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state income tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income-tax rate is among the highest in the United States. And the sheer size of the California municipal bond market — it is one of the largest and most diverse in the country, encompassing virtually every sector of the municipal bond market — enables it to establish trends and shape demand in municipal bond markets across the country.

The fund seeks to capitalize on the opportunities available in California by investing in a range of bonds — primarily investment grade —across various sectors. When deciding whether to invest in a bond, the fund’s management team primarily considers credit risk and interest-rate risk, as well as the risk that the bond will be prepaid. Once a bond has been purchased, the management team continues to monitor developments that affect the bond market, the specific sector, and the bond issuer.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Consult your tax advisor for more information. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2008.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance snapshot

Putnam California Tax
Exempt Income Fund

Average annual total return (%) comparison as of 3/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Thalia, financial markets have been extremely volatile in recent months. How has the municipal bond market fared?

The municipal bond market has been very challenging. A number of factors related to the subprime lending crisis contributed to an increase in volatility for municipal bonds. Concerns about the financial health of municipal insurers, which also insured subprime debt, put additional pressure on insured bonds.

How did the fund perform during the six-month period?

While we are never pleased to report a negative result, it is worth noting that, in this difficult period, the fund did perform slightly better than the average for its Lipper peer group, California Municipal Debt Funds. The fund’s class A share return was –1.04% for the six months ended March 31, 2008, and it did not perform as well as its benchmark.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 22.

Can you describe in greater detail some of the concerns weighing on the market?

One major concern involved monoline insurers, the companies that insure certain municipal bonds and other types of securitized credit. Initially, investors were worried about the insurers’ involvement in subprime-related securities and their responsibility for covering those losses. As the credit crisis unfolded, however, investors began to worry about all securities covered by these insurers, including municipal bonds. The volatility has continued during the past six months as several monoline insurers were downgraded or put on negative watch by the ratings agencies. These downgrades created a significant dislocation in the market. Today, of the seven major insurers, only two — Financial Security Assurance and Assured Guaranty Ltd. — have the highest ratings from the three leading agencies. Several have stopped writing new contracts altogether, and that development has taken a toll on the issuance of new bonds.

Beyond the monoline issues, concerns about the slowdown of the economy and its possible effect on tax revenues weighed on the municipal bond market. Liquidity problems persisted in credit markets in general, and hedge funds, a major source of demand in 2007, sold a great deal of municipal bonds in early 2008 in order to raise capital. All of

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

these issues put downward pressure on municipal bond prices.

How did you position the portfolio to address these issues?

We were fairly conservative in how we invested during the period. The fund owned primarily investment-grade bonds. The portfolio’s duration was shorter than that of the benchmark, which aided performance as longer-term issues underperformed. We also maintained an underweight position in insured bonds relative to our benchmark index, which helped fund performance when the insurers became an issue.

Puerto Rico Aqueduct and Sewer Authority bonds also boosted results during the period. We added the bonds when we believed they had attractive valuations and historically high yields.

Having said that, not all our strategies worked in our favor. The fund’s overweight position in zero-coupon bonds, such as those issued by San Joaquin Hills Transportation Corridor Agency , detracted from performance. These bonds were volatile during the period, due in large part to the fact that they are insured by MBIA, which struggled as investors worried about the ability of MBIA and other insurers to maintain their ratings.

How have you adapted the portfolio to the changing market environment?

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

The kind of dislocation we’ve seen in recent months is rare. We believe that many areas of the municipal bond market have been oversold by panicked investors, and this situation has created opportunities for the fund to add highly rated bonds paying unusually high yields. At one point in February, 10-year Aaa-rated municipal bonds were yielding 17% more than 10-year Treasury bonds, despite the fact that municipal bond income is tax-free.

While we expect continued volatility in 2008, we also have begun to look ahead to the eventual return of more normal valuations. We are opportunistically adding to lower-quality bonds, principally by selling Aaa-rated bonds and buying Baa-rated bonds. Bear in mind that as of the end of March, more than 70% of the portfolio remained invested in bonds rated A or higher.

As prices of longer-term bonds fell during the period, we also moved opportunistically into some longer-term holdings, particularly in the 15- to 20-year maturity range. We believe that the addition of these bonds should help improve the fund’s yield. Although we were relatively cautious about insured bonds at the beginning of the period, we have since found value in those with with good underlying credit quality. Some of these bonds have been oversold, in our opinion, as a result of the monoline insurer issues. We also have added to the fund’s holdings in health care, with the view that these are generally solid, defensive sectors that now have favorable fundamentals and cheaper valuations.

Thalia, what’s your outlook?

With the economy struggling, we are clearly not out of the woods yet. State budgets are a concern across the country, but we do not foresee credit downgrades of general obligation bonds at this point. Even California’s $16 billion deficit is a fraction of what it has overcome in the past. The monoline insurer situation also may continue to dominate headlines in the coming weeks and months. Investors should understand that, while the market will likely remain choppy in the near term, the Federal Reserve has taken dramatic steps to inject liquidity into the markets and provide a cushion for the slumping economy.

The silver lining from an investment standpoint is that we are finding opportunities to add value to the portfolio. We intend to keep the fund’s overall credit profile high, but we will look to add lower-quality names in the Baa and Ba range in areas where we have strong conviction. Overall municipal-bond asset quality is still quite sound, in our opinion. We believe that income-tax rates are not likely to fall from here, but they may rise with a new administration in the White House and the scheduled 2010 sunset of the current tax code. We believe this combination of potentially higher taxes, attractive valuations, and high asset quality makes municipal bonds a compelling opportunity at this point in time.

Thank you,Thalia, for your time and insights today.

I N   T H E   N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Consult your tax advisor for more information.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.87%	6.69%	6.08%	6.08%	6.01%	6.01%	6.46%	6.32%	3.95%

10 years	49.63	43.65	40.40	40.40	38.04	38.04	45.16	40.62	49.90
Annual average	4.11	3.69	3.45	3.45	3.28	3.80	3.80	3.47	4.13

5 years	17.24	12.40	13.59	11.79	12.55	12.55	15.65	11.76	17.45
Annual average	3.23	2.37	2.58	2.25	2.39	2.39	2.95	2.25	3.27

3 years	8.17	3.83	6.21	3.43	5.67	5.67	7.35	3.84	8.37
Annual average	2.65	1.26	2.03	1.13	1.86	1.86	2.39	1.26	2.72

1 year	–0.69	–4.65	–1.19	–5.94	–1.46	–2.40	–0.86	–4.04	–0.51

6 months	–1.04	–5.06	–1.37	–6.19	–1.41	–2.38	–1.19	–4.41	–0.87

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short–term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 3/31/08

		Lipper California
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.43%	6.90%

10 years	62.76	47.75
Annual average	4.99	3.97

5 years	21.21	16.63
Annual average	3.92	3.12

3 years	11.52	7.35
Annual average	3.70	2.38

1 year	1.90	–2.16

6 months	0.75	–1.91

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/08, there were 122, 118, 107, 102, 73, and 3 funds, respectively, in this Lipper category.

Fund’s annual operating expenses

For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	0.76%	1.40%	1.55%	1.05%	0.55%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Fund price and distribution information

For the six-month period ended 3/31/08

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		3

Income [1]	$0.171074		$0.145254	$0.139917	$0.159068		$0.089610

Capital gains [2]

Long–term	0.036700		0.036700	0.036700	0.036700		—

Short–term	—		—	—	—		—

Total	$0.207774		$0.181954	$0.176617	$0.195768		$0.089610

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/07	$8.04	$8.38*	$8.04	$8.07	$8.03	$8.30	—

1/2/08†	—	—	—	—	—	—	$7.96

3/31/08	7.75	8.07	7.75	7.78	7.74	8.00	7.76

Current yield
(end of period)

Current dividend rate [3]	4.38%	4.21%	3.74%	3.59%	4.09%	3.96%	4.59%

Taxable equivalent [4]	7.51	7.22	6.42	6.16	7.02	6.79	7.87

Current 30-day
SEC yield [5]	N/A	4.00	3.52	3.36	N/A	3.74	4.44

Taxable equivalent [4]	N/A	6.86	6.04	5.76	N/A	6.42	7.62

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 41.70% federal and state combined tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from October 1, 2007, to March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 3.83	$ 7.00	$ 7.75	$ 5.27	$ 1.37

Ending value (after expenses)	$989.60	$986.30	$985.90	$988.10	$986.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08 (1/2/08 to 3/31/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2008, use the calculation method below. To find the value of your investment on October 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 3.89	$ 7.11	$ 7.87	$ 5.35	$ 1.38

Ending value (after expenses)	$1,021.15	$1,017.95	$1,017.20	$1,019.70	$1,010.92

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08 (1/2/08 to 3/31/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund's annualized
expense ratio	0.77%	1.41%	1.56%	1.06%	0.56%

Average annualized expense
ratio for Lipper peer group*	0.81%	1.45%	1.60%	1.10%	0.60%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam California Tax Exempt
Income Fund	36%	12%	21%	13%	22%

Lipper California Municipal Debt
Funds category average	23%	22%	17%	24%	31%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar ® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2008, and March 31, 2007.

Trustee and Putnam employee fund ownership

As of March 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$37,000	$ 88,000,000

Putnam employees	$13,000	$630,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Insured Municipal Fund, and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam Tax-Free High Yield Fund and Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not“interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 12th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

47th	47th	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 116, 107, and 94 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper California Municipal Debt Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 44%, 49%, and 42%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 52nd out of 118, 50th out of 102, and 31st out of 73 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/08 (Unaudited)

Key to abbreviations

AGO Assured Guaranty, Ltd.	IF COP Inverse Floating Rate Certificates of Participation

AMBAC AMBAC Indemnity Corporation	MBIA MBIA Insurance Company

COP Certificate of Participation	Radian Insd. Radian Group Insured

FGIC Financial Guaranty Insurance Company	TAN Tax Anticipation Notes

FRB Floating Rate Bonds	U.S. Govt. Coll. U.S. Government Collateralized

FSA Financial Security Assurance	VRDN Variable Rate Demand Notes

G.O. Bonds General Obligation Bonds	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.8%)*

	Rating**	Principal amount	Value

California (94.5%)
ABAG Fin. Auth. COP (Odd Fellows Home),
6s, 8/15/24	A+	$1,000,000	$1,012,550
Acalanes, Unified High School Dist. G.O.
Bonds (Election of 2002), Ser. A, FGIC,
zero %, 8/1/21 (Prerefunded)	Aa2	5,815,000	3,096,488
Alameda Cnty., Unified School Dist. G.O.
Bonds, Ser. A, FSA, zero %, 8/1/15	Aaa	1,000,000	747,030
Alameda, Corridor Trans. Auth. Rev. Bonds,
Ser. A
MBIA, 5 1/4s, 10/1/21	Aaa	9,500,000	9,786,710
AMBAC, zero %, 10/1/19	Aaa	48,270,000	27,056,783
Alhambra, Unified School Dist. G.O. Bonds
(Election of 2004), Ser. A, FGIC, 5s, 8/1/24	A2	1,825,000	1,860,752
Anaheim, COP, MBIA, 6.2s, 7/16/23	Aaa	32,000,000	32,688,640
Anaheim, City School Dist. G.O. Bonds
(Election of 2002), MBIA, zero %, 8/1/24	Aaa	5,000,000	2,051,300
Anaheim, Pub. Fin. Auth. Rev. Bonds
(Distr. Syst.), MBIA
5 1/4s, 10/1/23	Aaa	8,675,000	9,003,262
5 1/4s, 10/1/22	Aaa	6,700,000	6,991,785
5s, 10/1/29	Aaa	6,945,000	6,854,923
Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
(Cap. Appn. Sub. Impt.), Ser. C, FSA,
zero %, 9/1/30	Aaa	1,290,000	413,651
(Pub. Impt.), Ser. C, FSA, zero %, 9/1/19	Aaa	1,770,000	1,096,586
Arcadia, Unified School Dist. G.O. Bonds
(Election of 2006), Ser. A, FSA, zero %, 8/1/18	Aaa	1,500,000	930,240
Aromas-San Juan, Unified School Dist. G.O.
Bonds, Ser. A, FGIC, zero %, 8/1/26	A3	1,475,000	531,266
Azusa, Pub. Fin. Auth. Rev. Bonds (Parity
Wtr. Syst. Cap. Impt.), FSA, 5s, 7/1/21	Aaa	1,215,000	1,275,458

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Bay Area Toll Auth. of CA Rev. Bonds
Ser. F, 5s, 4/1/31	AA	$3,100,000	$3,091,599
(San Francisco Bay Area), Ser. F, 5s, 4/1/31	AA	15,000,000	14,959,350
(San Francisco Bay Area), Ser. F, 5s, 4/1/26	AA	15,500,000	15,703,825
(San Francisco Bay Area), Ser. F, 5s, 4/1/24	AA	13,245,000	13,569,370
Berryessa, Unified School Dist. G.O. Bonds
(Election of 1999), Ser. C, FSA, zero %, 8/1/27	Aaa	1,315,000	459,908
Burbank, Pub. Fin. Auth. Rev. Bonds (West
Olive Redev.), AMBAC, 5s, 12/1/26	Aaa	3,390,000	3,431,900
Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, FGIC, zero %, 8/1/18	A+	2,345,000	1,439,689
CA Edl. Fac. Auth. Rev. Bonds
(Stanford U.), Ser. Q, 5 1/4s, 12/1/32	Aaa	22,360,000	23,168,761
(Claremont Graduate U.), Ser. A, 5s, 3/1/31	A3	2,465,000	2,264,324
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,355,730
(Claremont Graduate U.), Ser. A, 5s, 3/1/26	A3	1,200,000	1,145,808
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,211,775
(U. of the Pacific), 5s, 11/1/16	A2	1,095,000	1,154,229
(U. of the Pacific), 5s, 11/1/14	A2	295,000	315,957
(U. of the Pacific), 5s, 11/1/13	A2	525,000	563,477
(U. of the Pacific), 5s, 11/1/11	A2	625,000	666,438
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,830,000	2,777,702
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, MBIA, 5 3/8s, 8/15/30	Aaa	1,600,000	1,622,608
(Kaiser Permanente), Ser. A, 5 1/4s, 4/1/39	A+	1,000,000	963,000
(Kaiser Permanente), Ser. A, 5s, 4/1/37	A+	10,000,000	9,306,700
(Cedars-Sinai Med. Ctr.), 5s, 11/15/34	A2	6,750,000	6,352,560
(CA-NV Methodist), 5s, 7/1/26	A+	1,745,000	1,652,201
(Lucile Salter Packard Hosp.), Ser. C,
AMBAC, 5s, 8/15/24	Aaa	6,390,000	6,455,498
(Stanford Hosp. & Clinics), Ser. A, 5s,
11/15/23	A1	7,250,000	7,172,208
Ser. B, AMBAC, 5s, 7/1/21	Aaa	3,500,000	3,506,265
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A2	2,900,000	3,051,699
Ser. 5, MBIA, 5s, 7/1/14	AAA	6,400,000	6,411,456
CA Hsg. Fin. Agcy. Rev. Bonds
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	Aa2	5,490,000	5,649,704
(Multi-Fam. Hsg. III), Ser. B, MBIA,
5 1/2s, 8/1/39	Aaa	1,650,000	1,618,452
(Home Mtge.), Ser. I, 4.6s, 8/1/21	Aa2	5,000,000	4,747,000
CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Bay Area Toll Bridges), Ser. A, FGIC, 5s,
7/1/29 (Prerefunded)	Aaa	5,000,000	5,210,700
Ser. B, 4s, 6/1/10	B/P	1,000,000	899,440
Ser. A, zero %, 12/1/20	B/P	2,445,000	835,823
Ser. A, zero %, 12/1/19	B/P	3,445,000	1,289,050
Ser. A, zero %, 12/1/18	B/P	4,890,000	2,000,890
Ser. A, zero %, 12/1/17	B/P	2,445,000	1,098,050
Ser. A, zero %, 12/1/16	B/P	2,445,000	1,202,867
Ser. A, zero %, 12/1/15	B/P	2,440,000	1,312,476

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
CA Muni. Fin. Auth. COP
(Cmnty. Hosp. of Central CA), 5 1/4s, 2/1/46	Baa2	$1,500,000	$1,228,140
(Cmnty. Hosp. of Central CA), 5 1/4s, 2/1/27	Baa2	4,000,000	3,572,720
(Cmnty. Hosp. of Central CA), 5s, 2/1/22	Baa2	2,400,000	2,218,920
(Cmnty. Hosp. of Central CA), 5s, 2/1/21	Baa2	2,000,000	1,873,660
(Cmnty. Hosp. of Central CA), 5s, 2/1/20	Baa2	2,500,000	2,371,325
(Cmnty. Hosp. of Central CA), 5s, 2/1/16	Baa2	2,450,000	2,426,382
(Cmnty. Hosp. of Central CA), 5s, 2/1/15	Baa2	1,000,000	997,070
(Cmnty. Hosp. of Central CA), 5s, 2/1/14	Baa2	1,785,000	1,793,836
(Cmnty. Hosp. of Central CA), 5s, 2/1/13	Baa2	2,000,000	2,016,920
(Cmnty. Hosp. of Central CA), 5s, 2/1/12	Baa2	1,000,000	1,012,080
CA Muni. Fin. Auth. Rev. Bonds
(Biola U.), 5 7/8s, 10/1/34	Baa1	5,000,000	4,976,700
(Biola U.), 5.8s, 10/1/28	Baa1	220,000	218,695
(Loma Linda U.), 5s, 4/1/28	A2	2,000,000	1,936,140
(U. Students Coop Assn.), 5s, 4/1/22	BBB–	790,000	741,510
CA Poll. Control Fin. Auth. VRDN (Pacific
Gas & Electric Corp.)
Class C, 0.9s, 11/1/26	A–1+	10,000,000	10,000,000
Ser. E, 0.95s, 11/1/26	A–1+	1,000,000	1,000,000
CA Poll. Control Fin. Auth. Solid Waste
Disp. FRB (Waste Management, Inc.),
Ser. C, 5 1/8s, 11/1/23	BBB	3,500,000	2,987,600
CA Poll. Control Fin. Auth. Solid Waste
Disp. Rev. Bonds
(Keller Canyon Landfill Co.), 6 7/8s, 11/1/27	BB–	1,000,000	919,070
(Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	6,500,000	5,704,140
CA State G.O. Bonds
5 1/2s, 3/1/27	A1	5,000,000	5,241,100
5 1/2s, 3/1/26	A1	6,000,000	6,298,920
AMBAC, 5 1/2s, 4/1/11	Aaa	16,545,000	17,878,858
5 1/4s, 3/1/30	A1	2,455,000	2,487,062
5 1/4s, 12/1/24	A1	12,135,000	12,513,855
5 1/4s, 12/1/23	A1	11,000,000	11,313,720
5 1/4s, 2/1/20	A1	10,000,000	10,662,500
MBIA, 5 1/8s, 2/1/26	Aaa	5,000,000	5,145,400
5 1/8s, 3/1/25	A1	2,060,000	2,084,658
5 1/8s, 4/1/24	A1	6,000,000	6,066,240
5 1/8s, 3/1/24	A1	2,435,000	2,447,102
5 1/8s, 4/1/23	A1	2,250,000	2,286,518
Ser. 2, 5s, 9/1/30	A1	3,015,000	2,982,800
5s, 9/1/29	A1	5,000,000	4,960,800
5s, 2/1/29 (Prerefunded)	AAA	400,000	431,868
FGIC, 5s, 6/1/26	A1	5,000,000	5,017,900
5s, 10/1/23	A1	4,565,000	4,614,485
5s, 10/1/23 (Prerefunded)	A1	385,000	388,850
AMBAC, 4 1/4s, 12/1/35	Aaa	6,000,000	5,076,540
CA State Dept. of Wtr. Resources Rev. Bonds
Ser. W, FSA, 5 1/8s, 12/1/29	Aaa	5,000,000	5,078,800
Ser. A, 5 1/8s, 5/1/19 (Prerefunded)	Aaa	25,000,000	27,458,000

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/16	AA+	$4,000,000	$4,181,040
CA State Pub. Wks. Board Rev. Bonds (Dept.
of Gen. Svcs. Butterfield), Ser. ST-A
5 1/4s, 6/1/25	A2	2,500,000	2,549,125
5s, 6/1/23	A2	2,900,000	2,924,128
CA State Pub. Wks. Board Lease Rev. Bonds
Ser. A, MBIA, 6 1/2s, 9/1/17	Aaa	28,000,000	32,648,280
(Dept. of Corrections-State Prisons),
Ser. A, AMBAC, 5s, 12/1/19	Aaa	33,500,000	34,526,440
CA State U. Foundation Rev. Bonds
(Sacramento Auxiliary), Ser. A, MBIA,
5 1/2s, 10/1/37 (Prerefunded)	Aaa	1,340,000	1,492,398
CA Statewide Cmnty. Dev. Auth. COP
(The Internext Group), 5 3/8s, 4/1/30	BBB	15,300,000	13,817,430
CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (Irvine Apt. Cmntys.),
Ser. A-4, 5 1/4s, 5/15/13	BBB+	15,500,000	15,585,715
Ser. A-3, 5.1s, 5/17/10	A–/F	11,000,000	11,067,650
Ser. A-2, 4.9s, 5/15/08	A–/F	6,325,000	6,341,888
CA Statewide Cmnty. Dev. Mandatory Put Bonds
(Hsg. Equity Res.)
Ser. C 5.2s, 6/15/09	Baa1	4,000,000	4,119,520
Ser. B, 5.2s, 6/15/09	Baa1	5,850,000	6,024,798
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Kaiser Permanente), Ser. B, 5s, 3/1/41	A+	7,500,000	6,910,800
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	2,205,000	2,208,815
(Huntington Memorial Hosp.), 5s, 7/1/17	A+	5,895,000	6,075,092
(Kaiser Permanente), Ser. A, 4 3/4s, 4/1/33	A+	1,600,000	1,435,488
(Henry Mayo Newhall Memorial Hosp.)
5s, 10/1/27	A+	3,685,000	3,569,033
(Henry Mayo Newhall Memorial Hosp.)
5s, 10/1/20	A+	1,055,000	1,070,962
CA Statewide Cmnty. Dev. Auth. 144A Rev.
Bonds (Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB	5,000,000	4,292,600
CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds
(Cmnty. Fac. Dist. No. 1-Zone 1C),
7 1/4s, 9/1/30	BB/P	2,270,000	2,352,628
(Citrus Garden Apt. Project - D1),
5 1/4s, 7/1/22	A	1,630,000	1,617,123
(Cmnty. Fac. Dist. No. 1-Zone 1B),
zero %, 9/1/20	BB/P	1,530,000	550,050
CA Statewide Fin. Auth. Tobacco Settlement
Rev. Bonds, Class B, 5 5/8s, 5/1/29	Baa3	3,430,000	3,281,035

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
CA Tobacco Securitization Agcy. Rev. Bonds
(Sonoma Cnty. Corp.), Ser. B, 5 1/2s,
6/1/30 (Prerefunded)	AAA/F	$5,000,000	$5,518,300
zero %, 6/1/21	Baa3	10,000,000	8,135,200
Cabrillo, Cmnty. College Dist. G.O. Bonds,
Ser. C, AMBAC, zero %, 5/1/26	Aaa	10,095,000	4,089,283
Carlsbad, Unified School Dist. G.O. Bonds, FGIC
zero %, 5/1/22	Aa3	2,730,000	1,303,630
zero %, 11/1/21	Aa3	2,250,000	1,114,740
Center, Unified School Dist. G.O. Bonds
(Election of 1991), Ser. D, MBIA, zero %, 8/1/23	Aaa	5,855,000	2,486,970
Central CA Joint Pwr. Hlth. Fin. Auth. COP
(Cmnty. Hosp. of Central CA), 6s,
2/1/30 (Prerefunded)	AAA	11,000,000	11,769,890
Chabot-Las Positas, Cmnty. College Dist.
G.O. Bonds (Election of 2004)
AMBAC, zero %, 8/1/25	Aaa	12,505,000	4,908,838
Ser. B, AMBAC, zero %, 8/1/17	Aaa	3,785,000	2,501,431
Chino Basin, Regl. Fin. Auth. Rev. Bonds,
AMBAC, 5 3/4s, 8/1/22	Aaa	32,000,000	32,037,760
Chino Valley, Unified School Dist. G.O.
Bonds (Election of 2002), Ser. D, FGIC
zero %, 8/1/26	A1	4,415,000	1,459,158
zero %, 8/1/25	A1	3,945,000	1,389,113
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area),
6.2s, 9/1/33	BBB/P	3,750,000	3,688,538
(No. 06-1 Eastlake Woods Area),
6.15s, 9/1/26	BBB/P	2,000,000	1,987,020
(No. 97-3), 6.05s, 9/1/29 (Prerefunded)	BB+/P	4,420,000	4,751,765
(No. 07-1 Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB/P	2,595,000	2,426,636
(No. 07-I Otay Ranch Village Eleven),
5.1s, 9/1/26	BB/P	375,000	325,980
Chula Vista, Indl. Dev. Rev. Bonds (San
Diego Gas), Ser. B, 5s, 12/1/27	A1	5,000,000	4,597,150
Clovis, Unified School Dist. G.O. Bonds
(Election of 2004), Ser. A, FGIC, zero %, 8/1/19	AA–	8,350,000	4,751,317
Coast, Cmnty. College Dist. G.O. Bonds, MBIA
zero %, 8/1/22	Aaa	5,280,000	2,505,835
zero %, 8/1/21	Aaa	4,500,000	2,276,145
zero %, 8/1/20	Aaa	2,440,000	1,319,406
Commerce, Joint Pwr. Fin. Auth. Tax Alloc.
Bonds (Redev. No. 1), Ser. A, AMBAC,
5s, 8/1/26	Aaa	250,000	233,528
Commerce, Redev. Agcy. Rev. Bonds
(Project 1), zero %, 8/1/21 (Prerefunded)	BBB	66,780,000	31,330,504

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Compton, Unified School Dist. G.O. Bonds
(Election of 2002), Ser. D, AMBAC
zero %, 6/1/18	Aaa	$7,295,000	$4,496,200
zero %, 6/1/13	Aaa	1,440,000	1,183,939
zero %, 6/1/17	Aaa	7,145,000	4,697,766
zero %, 6/1/16	Aaa	6,885,000	4,815,094
zero %, 6/1/14	Aaa	2,970,000	2,326,936
Contra Costa Cnty., Pub. Fin. Auth. Tax
Alloc. Bonds (Contra Costa Centre),
Ser. A, MBIA, 4 3/4s, 8/1/26	Aaa	2,095,000	2,032,485
Contra Costa, Home Mtge. Fin. Auth. Rev.
Bonds, Ser. G, MBIA, zero %,
9/1/17 (Prerefunded)	Aaa	35,000,000	18,844,350
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) † (F)	D/P	10,000,000	110,000
Corona, Cmnty. Fac. Dist. Special Tax (No.
97-2 Eagle Glen), Ser. 97-2, 5 3/4s, 9/1/16	BBB/P	2,505,000	2,519,554
Delano, COP (Delano Regl. Med. Ctr.),
5.6s, 1/1/26	BBB–	19,700,000	18,497,117
Desert Sands, Unified School Dist. G.O.
Bonds, AMBAC, zero %, 6/1/13	Aaa	2,050,000	1,694,018
Duarte, COP, Ser. A
5 1/4s, 4/1/31	A3	7,000,000	6,539,680
5 1/4s, 4/1/24	A3	7,500,000	7,325,550
East Bay, Muni. Util. Dist. Wtr. Syst.
Rev. Bonds, Ser. A, FGIC, 5s, 6/1/32	AA+	25,000,000	25,016,500
El Camino, Hosp. Dist. Rev. Bonds, Ser. A,
AMBAC, 6 1/4s, 8/15/17 (Prerefunded)	Aaa	10,725,000	12,273,905
Folsom Cordova, Unified School Dist. G.O.
Bonds (School Fac. Impt. Dist. No. 1),
Ser. A, MBIA,
zero %, 10/1/25	Aaa	1,505,000	561,109
zero %, 10/1/23	Aaa	1,445,000	621,509
Folsom, Special Tax Rev. Bonds (Cmnty.
Facs. Dist. No. 10), 5 7/8s, 9/1/28 (Prerefunded)	AAA/P	1,150,000	1,231,018
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	18,275,150
MBIA, 5 3/8s, 1/15/14	Aaa	5,000,000	5,228,700
Foothill/Eastern Corridor Agcy. Toll Roads
Rev. Bonds, Ser. A, 5s, 1/1/35	Baa3	2,000,000	1,742,240
Garden Grove, Agcy. Cmnty. Dev. Tax Alloc.
Bonds (Garden Grove Cmnty.), AMBAC,
5 3/8s, 10/1/21	Aaa	3,155,000	3,209,708
Gateway, Unified School Dist. COP, FSA
zero %, 3/1/27	Aaa	410,000	150,474
zero %, 3/1/26	Aaa	390,000	152,545
zero %, 3/1/25	Aaa	375,000	156,705
zero %, 3/1/24	Aaa	360,000	171,104
zero %, 3/1/23	Aaa	345,000	168,353

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-4, 7.8s, 6/1/42 (Prerefunded)	AAA	$6,075,000	$7,333,315
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	AAA	18,225,000	19,886,026
Ser. A-1, 5 3/4s, 6/1/47	BBB	20,000,000	17,686,000
Ser. B, 5 1/2s, 6/1/33 (Prerefunded)	Aaa	36,000,000	39,567,240
Ser. A-1, 5 1/8s, 6/1/47	BBB	16,875,000	13,410,563
Ser. A-1, 5s, 6/1/33	BBB	30,125,000	25,051,045
Golden State Tobacco Securitization Corp.
stepped-coupon Rev. Bonds, Ser. A,
zero %, (4.55s, 6/1/10) 6/1/22 ††	Aaa	4,085,000	3,381,236
Golden West, School Fin. Auth. Rev. Bonds,
Ser. A, MBIA
zero %, 8/1/20	Aaa	2,000,000	1,088,000
zero %, 2/1/20	Aaa	2,480,000	1,386,047
Greenfield, Redev. Agcy. Tax Alloc. Bonds,
AMBAC, 4 3/4s, 2/1/30	Aaa	3,000,000	2,810,610
Huntington Beach, Cmnty. Fac. Dist.
Special Tax (No. 2003-1 Huntington Ctr.)
5.85s, 9/1/33	BB/P	2,845,000	2,742,893
5.8s, 9/1/23	BB/P	1,000,000	977,060
Inland Empire Tobacco Securitization Auth.
Rev. Bonds, Ser. A, 4 5/8s, 6/1/21	BBB+/F	4,300,000	3,918,461
Irvine Ranch, Wtr. Dist. VRDN, 1.09s, 4/1/33	VMIG1	1,000,000	1,000,000
Irvine, Impt. Board Act of 1915 G.O. Bonds
(Assmt. Dist. No. 03-19-Group 2), 5.45s, 9/2/23	BB+/P	1,000,000	958,700
Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds
(Dist. No. 04-20) 5s, 9/2/25	BB/P	3,000,000	2,720,610
(Dist. No. 04-20) 5s, 9/2/21	BB/P	1,000,000	926,080
(Dist. No. 04-20) 5s, 9/2/20	BB/P	1,000,000	930,690
(Dist. No. 04-20) 5s, 9/2/19	BB/P	1,000,000	938,610
(Dist. No. 04-20) 4 7/8s, 9/2/18	BB/P	1,000,000	939,570
(Dist. No. 04-20) 4.8s, 9/2/17	BB/P	1,000,000	945,530
(Dist. No. 04-20) 4.7s, 9/2/16	BB/P	1,350,000	1,279,706
(Dist. No. 04-20) 4 5/8s, 9/2/15	BB/P	1,290,000	1,228,764
(Dist. No. 04-20) 4 1/2s, 9/2/14	BB/P	1,235,000	1,181,166
(Dist. No. 04-20) 4.3s, 9/2/12	BB/P	1,000,000	976,790
(Dist. No. 04-20) 4 1/4s, 9/2/11	BB/P	1,085,000	1,070,732
(Dist. No. 00-18-GRP 2), 5.6s, 9/2/22	BBB/P	5,000,000	4,985,050
(Dist. No. 00-18 Group 3), 5.55s, 9/2/26	BBB/P	1,825,000	1,751,763
(Dist. No. 03-19 Group 4), 5s, 9/2/29	BB+/P	710,000	616,529
(Dist. No. 04-20), 4.4s, 9/2/13	BB/P	1,180,000	1,146,193
Irvine, Impt. Board Act of 1915 VRDN
(Dist. No. 97-17), 0.69s, 9/2/23	VMIG1	1,100,000	1,100,000
Jurupa, Unified School Dist. G.O. Bonds,
FGIC, zero %, 8/1/23	A	1,470,000	623,927
La Quinta, Redev. Agcy. Tax Alloc. (Area
No. 1), AMBAC, 5s, 9/1/21	Aaa	1,950,000	1,981,317
Lake Elsinore, Pub. Fin. Auth. Tax Alloc.
Rev. Bonds, Ser. C, 6.7s, 10/1/33	BBB/P	13,550,000	13,691,056

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Lake Elsinore, School Fin. Auth. Rev.
Bonds, FSA, 4 3/4s, 10/1/26	Aaa	$1,595,000	$1,560,420
Las Virgenes, Unified School Dist. G.O.
Bonds, FSA, zero %, 11/1/23	Aaa	1,395,000	629,870
Lodi, Unified School Dist. G.O. Bonds
(Election of 2002), FSA, 5s, 8/1/27	Aaa	3,555,000	3,602,850
Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/2s, 11/15/30	A1	3,500,000	3,201,205
Los Angeles Cnty., COP (Disney), AMBAC,
zero %, 9/1/11	AAA	2,000,000	1,794,740
Los Angeles, Cmnty. Redev. Agcy. Fin.
Auth. Rev. Bonds (Bunker Hill), Ser. A,
FSA, 5s, 12/1/27	Aaa	16,000,000	16,261,600
Los Angeles, Harbor Dept. Rev. Bonds, U.S.
Govt. Coll., 7.6s, 10/1/18 (Prerefunded)	AAA	20,695,000	25,313,710
Los Angeles, Wtr. & Pwr. Rev. Bonds,
Ser. B, FSA, 5s, 7/1/35	Aaa	5,000,000	5,027,100
Metro. Wtr. Dist. Rev. Bonds (Southern CA
Wtr. Wks.), 5 3/4s, 8/10/18	AAA	40,000,000	45,792,000
Modesto, High School Dist. Stanislaus
Cnty., G.O. Bonds, Ser. A, FGIC, zero %, 8/1/24	A1	1,200,000	488,556
Mount Diablo, Hosp. Rev. Bonds, Ser. A,
AMBAC, 5s, 12/1/13 (Prerefunded)	Aaa	7,900,000	8,390,037
Mount Pleasant, Elementary School Dist.
G.O. Bonds (Election of 1998), Ser. E,
AMBAC, zero %, 9/1/14 (Prerefunded)	Aaa	1,080,000	864,054
Napa Valley, Cmnty. College Dist. G.O.
Bonds (Election of 2002), Ser. C, MBIA
zero %, 8/1/23	Aaa	10,475,000	4,684,315
zero %, 8/1/22	Aaa	10,275,000	4,917,512
zero %, 8/1/21	Aaa	8,575,000	4,376,937
Natomas, Unified School Dist. G.O. Bonds, FGIC
zero %, 8/1/29	A3	4,210,000	1,161,497
zero %, 8/1/22	A3	1,500,000	673,260
zero %, 8/1/21	A3	1,500,000	722,205
Newark, Unified School Dist. (Election
of 1997), Ser. D, FSA, zero %, 8/1/26	Aaa	1,300,000	480,922
North Natomas, Cmnty. Fac. Special Tax Bonds
Ser. B, 6 3/8s, 9/1/31	BBB/P	6,260,000	6,168,291
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB/P	3,845,000	3,236,759
Ser. D, 5s, 9/1/26	BBB/P	1,745,000	1,529,074
Oakland, Joint Powers Fin. Auth. FRB,
Ser. A-2, XLCA, 12s, 1/1/17	A+	12,750,000	12,750,000
Oakland, Swr. Rev. Bonds, Ser. A, FSA, 5s, 6/15/26	Aaa	3,690,000	3,738,782
Ontario, COP (Wtr. Syst. Impt.), MBIA, 5s, 7/1/29	Aaa	4,900,000	4,925,725
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Rev. Bonds
(Ladera Ranch — No. 1), Ser. A, 6.2s,
8/15/23 (Prerefunded)	BBB/P	1,800,000	1,829,088
(Ladera Ranch — No. 1), Ser. A, 6.2s,
8/15/20 (Prerefunded)	BBB/P	1,290,000	1,310,846

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Rev. Bonds
(Ladera Ranch - No. 01-1), Ser. A, 6s,
8/15/32 (Prerefunded)	AAA	$2,400,000	$2,632,488
(Ladera Ranch - No. 02-1), Ser. A,
5.55s, 8/15/33	BBB/P	3,725,000	3,521,578
(Ladera Ranch - No. 03-1), Ser. A,
5 5/8s, 8/15/34	BBB/P	2,750,000	2,596,715
(Ladera Ranch - No. 03-1), Ser. A,
5 1/2s, 8/15/23	BBB/P	1,000,000	964,760
Pajaro Valley, Unified School Dist. G.O.
Bonds (Election of 2002), Ser. B, FSA,
zero %, 8/1/26	Aaa	1,500,000	554,910
Pasadena, Cap. Impt. IF COP, AMBAC,
5.35s, 2/1/14	Aaa	24,855,000	26,558,562
Peralta, Cmnty. College Dist. G.O. Bonds,
FSA, 5s, 8/1/24	Aaa	6,000,000	6,235,380
Placentia, Redev. Auth. Tax Alloc. Rev.
Bonds, Ser. B, 5 3/4s, 8/1/32	BBB+	3,000,000	2,964,870
Pomona, Pub. Fin. Auth. Rev. Bonds (Merged
Redev.), AMBAC, 5s, 2/1/31	Aaa	1,280,000	1,242,598
Poway, Unified School Dist. Cmnty. Facs.
Special Tax Bonds
(Dist. No. 14- Area A), 5 1/8s, 9/1/26	BB–/P	920,000	804,945
(Dist. No. 14- Del Sur), 5 1/4s, 9/1/36	BB–/P	5,500,000	4,638,700
(Dist. No. 14- Area A), 5s, 9/1/20	BB–/P	1,135,000	1,033,815
(Dist. No. 14- Del Sur), 5s, 9/1/20	BB–/P	1,185,000	1,079,357
Rancho Cordova, Cmnty. Fac. Dist. Special
Tax (No. 2003-1 Sunridge Anatolia), 6.1s, 9/1/37	BBB/P	1,485,000	1,402,983
Rancho Cucamonga, Redev. Agcy. Tax Alloc.
(Rancho Redev.), MBIA, 5 1/8s, 9/1/30	Aaa	9,000,000	9,037,260
Rancho Mirage, Joint Powers Fin. Auth.
Rev. Bonds (Eisenhower Med. Ctr.),
Ser. A, 5s, 7/1/38	A3	3,500,000	3,159,205
Redding, Elec. Syst. COP, MBIA, 6.368s,
7/1/22 (Prerefunded)	Aaa	20,800,000	24,616,176
Redwood City, Redev. Agcy., TAN (Redev.
Area 2-A), AMBAC, zero %, 7/15/22	Aaa	3,230,000	1,536,479
Ripon, Redev. Agcy. Tax Alloc. (Cmnty.
Redev.), MBIA, 4 3/4s, 11/1/36	Aaa	1,600,000	1,457,808
Riverside Cnty., Pub. Fin. Auth. COP,
5.8s, 5/15/29	BBB–	4,250,000	4,075,113
Riverside Cnty., Redev. Agcy. Tax Alloc.,
Ser. A, XLCA, 5s, 10/1/32	A3	9,260,000	9,017,573
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc.
Bonds (Rohnert Redev.), MBIA, zero %, 8/1/25	Aaa	1,340,000	517,213
Roseville, Cmnty. Fac. Special Tax Bonds
(Cmnty. Fac. Dist. No. 1-Crocker), 6s,
9/1/33 (Prerefunded)	AAA/P	1,750,000	1,894,568

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Roseville, Natural Gas Fin. Auth. Rev. Bonds
5s, 2/15/26	A1	$5,000,000	$4,420,100
5s, 2/15/25	A1	5,000,000	4,484,500
5s, 2/15/21	A1	1,145,000	1,084,006
5s, 2/15/17	A1	2,495,000	2,463,239
5s, 2/15/15	A1	4,435,000	4,424,533
Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	1,500,000	1,458,840
5.7s, 9/1/23	BBB–/P	4,905,000	4,782,081
Sacramento, City Fin. Auth. Tax Alloc. Bonds
Ser. A, FGIC, zero %, 12/1/22	A3	7,500,000	3,399,750
Ser. A, FGIC, zero %, 12/1/19	A3	5,000,000	2,763,500
Ser. A, FGIC, zero %, 12/1/23	A3	15,815,000	6,689,587
Sacramento, Muni. Util. Dist. Elec. Rev. Bonds
Ser. A, MBIA, 6 1/4s, 8/15/10 (Prerefunded)	Aaa	12,000,000	12,602,760
Ser. K, AMBAC, 5 1/4s, 7/1/24	Aaa	11,500,000	12,308,220
Sacramento, Muni. Util. Dist. Fin. Auth.
Rev. Bonds (Cosumnes), MBIA, 5s, 7/1/19	Aaa	1,070,000	1,070,631
Salinas, Unified School Dist. G.O. Bonds
(Cap. Appn.), Ser. A, FGIC, zero %, 10/1/24	A2	1,200,000	476,400
San Bruno Pk., School Dist. G.O. Bonds
(Election of 1998), Ser. C, FSA, zero %, 8/1/26	Aaa	1,500,000	559,875
San Diego Cnty., COP
(Burnham Institute), 6 1/4s,
9/1/29 (Prerefunded)	Baa3	4,000,000	4,249,240
(Edgemoor), AMBAC, 5s, 2/1/28	Aaa	2,300,000	2,268,536
San Diego Cnty., Wtr. Auth. COP
(Stars & Cars), Ser. B, MBIA, 6.3s, 4/21/11	Aaa	56,700,000	61,121,466
Ser. A, FSA, 5s, 5/1/30	Aaa	5,000,000	4,973,350
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev.
Bonds (San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	A–	8,750,000	9,007,950
San Diego, Cmnty. College Dist. G.O. Bonds
(Election of 2006), FSA
5s, 8/1/25	Aaa	9,610,000	9,846,983
zero %, 8/1/16	Aaa	5,060,000	3,567,857
San Diego, Pub. Fac. Fin. Auth. TAN
(Southcrest), Ser. B, Radian Insd.,
5 1/8s, 10/1/22	AA	1,000,000	993,430
San Diego, Pub. Fac. Fin. Auth. Swr. Rev.
Bonds, FGIC, 5s, 5/15/25	A3	15,350,000	15,376,401
San Diego, Redev. Agcy. Tax Alloc.
(Centre City), Ser. A, XLCA, 5s, 9/1/22	A3	4,665,000	4,762,219
San Francisco, City & Cnty. Redev. Fin.
Auth. Rev. Bonds (Redev. Project),
Ser. B, FGIC, 5 1/4s, 8/1/18	A2	7,225,000	7,590,368
San Francisco, City & Cnty. Arpt. Comm.
Rev. Bonds (Intl. Arpt.), Ser. 34D, AGO,
5 1/4s, 5/1/25	Aaa	2,250,000	2,299,365

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
San Francisco, Rapid Transit Dist. Sales
Tax Rev. Bonds, FSA, 5s, 7/1/31	Aaa	$10,000,000	$10,041,800
San Joaquin Hills, Trans. Corridor Agcy.
Rev. Bonds (Toll Road), Ser. A
5s, 1/1/33	Ba2	34,125,000	29,990,415
MBIA, zero %, 1/15/32	Aaa	25,000,000	5,665,750
MBIA, zero %, 1/15/23	Aaa	21,625,000	9,260,258
MBIA, 5 3/8s, 1/15/29	Aaa	5,790,000	5,834,988
MBIA, zero %, 1/15/26	Aaa	48,135,000	16,534,372
San Jose, Redev. Agcy. Tax Alloc. Bonds
(Merged Area Redev.), Ser. B, Radian Insd.,
5s, 8/1/32	AA	3,935,000	3,565,346
San Jose, Unified School Dist. Santa Clara
Cnty., G.O. Bonds, FGIC, zero %, 8/1/15	AA–	1,250,000	927,100
San Juan, Basin Auth. Rev. Bonds (Ground
Wtr. Recvy.), AMBAC, 5s, 12/1/34	Aaa	1,000,000	992,650
San Marcos, Pub. Fac. Auth. Rev. Bonds
5.8s, 9/1/27	Baa3	2,995,000	3,042,051
5.8s, 9/1/18	Baa3	1,635,000	1,663,318
5 1/2s, 9/1/10	Baa3	1,110,000	1,133,232
San Mateo, Unified High School Dist. G.O.
Bonds, Ser. C, FGIC, zero %, 9/1/26	Aa3	2,885,000	1,034,301
San Rafael, City High School Dist. G.O.
Bonds (Election of 2002), Ser. B, FGIC,
zero %, 8/1/21	AA	2,545,000	1,295,685
Santa Barbara Cnty., Waterfront COP,
AMBAC, 5s, 10/1/27	Aaa	4,590,000	4,642,693
Santa Rosa, Waste Wtr. Rev. Bonds, Ser. B,
AMBAC, zero %, 9/1/22	Aaa	2,370,000	1,112,075
Santaluz, Cmnty. Facs. Dist. No. 2 Special
Tax Rev. Bonds
(Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	12,345,000	12,348,456
(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BBB/P	500,000	499,950
(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BBB/P	500,000	500,780
Saugus, Unified School Dist. G.O. Bonds,
FGIC, zero %, 8/1/24	A1	1,210,000	487,267
Semitropic, Impt. Dist. Wtr. Storage Rev.
Bonds, Ser. A, XLCA, 5 1/8s, 12/1/35	A	5,000,000	4,923,300
Sierra View, Hlth. Care Dist. Rev. Bonds
5 1/4s, 7/1/37	A/F	2,000,000	1,826,960
5 1/4s, 7/1/32	A/F	1,000,000	923,290
Sierra, Joint Cmnty. College Dist. School
Fac. Impt. G.O. Bonds (Dist. No. 2
Western NV), Ser. B, MBIA
zero %, 8/1/15	Aaa	1,495,000	1,108,812
zero %, 8/1/14	Aaa	1,295,000	1,013,571
zero %, 8/1/13	Aaa	1,275,000	1,049,325
Silicon Valley, Tobacco Securitization
Auth. Rev. Bonds (Santa Clara), Ser. A,
zero %, 6/1/36	BBB+/F	9,300,000	1,222,857

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5 1/4s, 11/1/24	Aa3	$2,850,000	$2,779,064
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	Aa3	3,000,000	2,971,170
(Southern Transmission), Ser. A, FSA,
5 1/4s, 7/1/18	Aaa	3,750,000	4,009,613
Stockton, Redev. Agcy. Rev. Bonds
(Stockton Events Ctr.), FGIC, 5s, 9/1/28	A	1,500,000	1,460,625
Sunnyvale, Cmnty. Fac. Dist. Special Tax
Rev. Bonds, 7.65s, 8/1/21	BB–/P	5,600,000	5,722,024
Sweetwater, High School COP, FSA, 5s, 9/1/27	Aaa	7,840,000	7,964,264
Thousand Oaks, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Marketplace 94-1)
6 7/8s, 9/1/24	B/P	5,000,000	5,158,450
zero %, 9/1/14	B/P	3,410,000	2,081,464
Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Ser. A, 5 5/8s, 6/1/43 (Prerefunded)	Aaa	5,000,000	5,542,650
Ser. A1-SNR, 5s, 6/1/37	BBB	2,000,000	1,615,520
Ser. A1-SNR, 4 3/4s, 6/1/25	BBB	15,070,000	13,924,227
Torrance Memorial Med. Ctr. Rev. Bonds,
Ser. A
6s, 6/1/22	A1	1,500,000	1,576,725
5 1/2s, 6/1/31	A1	2,000,000	2,015,340
Tustin, Unified School Dist. Special Tax
Bonds (Cmnty. Fac. Dist. No. 97-1),
FSA, 5s, 9/1/32	Aaa	1,000,000	988,830
U.S. Govt. Coll., 6 3/8s, 9/1/35 (Prerefunded)	AAA	4,000,000	4,154,760
U. of CA Rev. Bonds, Ser. L, 5s, 5/15/24	Aa1	5,655,000	5,830,135
Union, Elementary School Dist. G.O. Bonds,
Ser. B, FGIC, zero %, 9/1/22	AA	1,855,000	876,562
Vernon, Natural Gas Fin. Auth. Mandatory
Put Bonds, Ser. A-4, MBIA, 5s, 8/31/09	Aaa	5,000,000	5,000,000
Walnut, Energy Ctr. Auth. Rev. Bonds,
Ser. A, AMBAC, 5s, 1/1/29	Aaa	6,000,000	6,014,400
Washington Twp., Hlth. Care Dist. Rev.
Bonds, Ser. A
5s, 7/1/17	A3	1,125,000	1,159,358
5s, 7/1/16	A3	535,000	556,207
5s, 7/1/14	A3	975,000	1,016,847
5s, 7/1/13	A3	930,000	970,418
5s, 7/1/12	A3	300,000	313,254
4 1/4s, 7/1/11	A3	775,000	789,307
4 1/8s, 7/1/10	A3	815,000	831,699
4s, 7/1/09	A3	350,000	355,950
4s, 7/1/08	A3	300,000	301,362
West Contra Costa, Unified School Dist.
G.O. Bonds, FGIC
zero %, 8/1/19	A3	6,985,000	3,974,605
zero %, 8/1/18	A3	7,535,000	4,579,622

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
West Kern, Cmnty. Coll. Dist. G.O. Bonds
(Election of 2004), Ser. B, XLCA
zero %, 11/1/24	A	$2,395,000	$895,562
zero %, 11/1/22	A	2,315,000	1,005,520
zero %, 11/1/20	A	1,240,000	639,195
			1,769,024,889

Puerto Rico (4.3%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds (Asset Backed Bonds), 5 5/8s, 5/15/43	BBB	4,000,000	3,831,760
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A
6s, 7/1/44	Baa3	14,000,000	14,331,940
6s, 7/1/38	Baa3	7,350,000	7,553,007
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, 5s, 7/1/28	A–	1,200,000	1,162,776
Ser. K, 5s, 7/1/13	BBB+	2,250,000	2,365,133
Cmnwlth. of PR, Indl. Tourist Edl. Med. &
Env. Control Fac. Rev. Bonds (Cogen.
Fac.-AES), 6 5/8s, 6/1/26	Baa3	14,800,000	15,421,747
Cmnwlth. of PR, Muni. Fin. Agcy. Rev.
Bonds, Ser. A, FSA
5 1/4s, 8/1/20	Aaa	2,000,000	2,067,800
5 1/4s, 8/1/18	Aaa	2,855,000	2,980,363
Cmnwlth. of PR, Pub. Bldg. Auth. Rev.
Bonds Gtd. (Govt. Fac.), Ser. N
5 1/2s, 7/1/27	Baa3	3,000,000	3,017,010
5 1/2s, 7/1/25	Baa3	12,505,000	12,666,565
5 1/2s, 7/1/20	Baa3	5,320,000	5,522,532
U. of PR Rev. Bonds
Ser. P, 5s, 6/1/26	Baa2	5,000,000	4,809,150
Ser. Q, 5s, 6/1/25	Baa2	5,000,000	4,848,400
			80,578,183

TOTAL INVESTMENTS

Total investments (cost $1,820,591,076)			$1,849,603,072

* Percentages indicated are based on net assets of $1,872,105,294.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F”. Security ratings are defined in the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

† Non-income-producing security.

(F) Is valued at fair value following procedures approved by the Trustees.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds and FRB are the current interest rates at March 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

IF COP are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2008.

The fund had the following sector concentrations greater than 10% at March 31, 2008 (as a percentage of net assets):

Utilities	18.8%
Land	13.0
Local government	12.9
Transportation	11.8
State government	11.2
Health care	10.1

The fund had the following insurance concentrations greater than 10% at March 31, 2008 (as a percentage of net assets):

MBIA	17.6%
AMBAC	13.3

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

			Payments	Payments	Unrealized
Swap counterparty/		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
$ 9,800,000	(E)	6/17/28	3.72%	USD-SIFMA
				Municipal Swap Index	$(29,792)

4,900,000	(E)(F)	6/24/28	3.61%	USD-SIFMA
				Municipal Swap Index	54,189

Goldman Sachs International
17,000,000	(E)	5/15/28	USD-SIFMA Municipal
			Swap Index	3.664%	1

Total					$ 24,398

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$13,480,000	6/17/08	—	4.72% minus	$ 56,328
Municipal Market
Data Index AAA
municipal yields
20 Year rate

6,866,667	6/20/08	—	4.35% minus	409
Municipal Market
Data Index AAA
municipal yields
15 Year rate

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. continued

$ 6,866,667	6/18/08	—	4.35% minus	$ (267)
Municipal Market
Data Index AAA
municipal yields
15 Year rate

6,866,667	6/19/08	—	4.35% minus	(975)
Municipal Market
Data Index AAA
municipal yields
15 Year rate

6,740,000	6/24/08	—	4.66% minus	(29,785)
Municipal Market
Data Index AAA
municipal yields
20 Year rate

Total				$ 25,710

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,820,591,076)	$1,849,603,072

Interest and other receivables	21,595,777

Receivable for shares of the fund sold	2,126,888

Receivable for securities sold	10,548,713

Receivable from Manager (Note 2)	165,752

Unrealized appreciation on swap contracts (Note 1)	110,927

Total assets	1,884,151,129

LIABILITIES

Payable to custodian (Note 2)	3,151,280

Distributions payable to shareholders	2,833,227

Payable for shares of the fund repurchased	2,192,952

Payable for compensation of Manager (Note 2)	2,322,140

Payable for investor servicing fees (Note 2)	57,352

Payable for Trustee compensation and expenses (Note 2)	284,521

Payable for administrative services (Note 2)	10,785

Payable for distribution fees (Note 2)	1,006,798

Unrealized depreciation on swap contracts (Note 1)	60,819

Other accrued expenses	125,961

Total liabilities	12,045,835

Net assets	$1,872,105,294

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,853,425,086

Undistributed net investment income (Note 1)	4,070,825

Accumulated net realized loss on investments (Note 1)	(14,452,721)

Net unrealized appreciation of investments	29,062,104

Total — Representing net assets applicable to capital shares outstanding	$1,872,105,294

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,769,468,395 divided by 228,233,204 shares)	$7.75

Offering price per class A share
(100/96.00 of $7.75)*	$8.07

Net asset value and offering price per class B share
($63,055,550 divided by 8,140,394 shares)**	$7.75

Net asset value and offering price per class C share
($25,985,670 divided by 3,338,415 shares)**	$7.78

Net asset value and redemption price per class M share
($4,587,121 divided by 593,001 shares)	$7.74

Offering price per class M share
(100/96.75 of $7.74)***	$8.00

Net asset value, offering price and redemption price per class Y share
($9,008,558 divided by 1,160,443 shares)	$7.76

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/08 (Unaudited)

INTEREST INCOME	$ 49,227,091

EXPENSES

Compensation of Manager (Note 2)	4,703,398

Investor servicing fees (Note 2)	375,800

Custodian fees (Note 2)	19,327

Trustee compensation and expenses (Note 2)	35,981

Administrative services (Note 2)	35,726

Distribution fees — Class A (Note 2)	1,897,835

Distribution fees — Class B (Note 2)	296,729

Distribution fees — Class C (Note 2)	116,506

Distribution fees — Class M (Note 2)	11,673

Other	207,085

Non-recurring costs (Notes 2 and 5)	3,291

Costs assumed by Manager (Notes 2 and 5)	(3,291)

Total expenses	7,700,060

Expense reduction (Note 2)	(140,959)

Net expenses	7,559,101

Net investment income	41,667,990

Net realized loss on investments (Notes 1 and 3)	(2,831,492)

Net realized loss on swap contracts (Note 1)	(487,921)

Net realized gain on futures contracts (Note 1)	152,860

Net unrealized depreciation of investments
and swap contracts during the period	(58,694,169)

Net loss on investments	(61,860,722)

Net decrease in net assets resulting from operations	$(20,192,732)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/08*	9/30/07

Operations:
Net investment income	$ 41,667,990	$ 85,569,152

Net realized gain (loss) on investments	(3,166,553)	11,882,945

Net unrealized depreciation of investments	(58,694,169)	(54,044,721)

Net increase (decrease) in net assets resulting from operations	(20,192,732)	43,407,376

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(38,879,214)	(30,327)

Class B	(1,270,389)	(1,700)

Class C	(403,221)	(328)

Class M	(93,108)	(90)

Class Y	(28,407)	—

Net realized short-term gain on investments

Class A	—	(827,178)

Class B	—	(47,752)

Class C	—	(9,764)

Class M	—	(2,473)

From tax-exempt net investment income

Class A	—	(78,490,853)

Class B	—	(3,382,364)

Class C	—	(725,949)

Class M	—	(211,279)

From net realized long-term gain on investments

Class A	(8,330,607)	(5,435,741)

Class B	(321,331)	(313,796)

Class C	(106,799)	(64,162)

Class M	(22,121)	(16,251)

Redemption fees (Note 1)	962	298

Decrease from capital share transactions (Note 4)	(6,365,242)	(115,513,842)

Total decrease in net assets	(76,012,209)	(161,666,175)

NET ASSETS

Beginning of period	1,948,117,503	2,109,783,678

End of period (including undistributed net investment
income of $4,070,825 and $3,077,174, respectively)	$1,872,105,294	$1,948,117,503

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
March 31, 2008**	$8.04	.18	(.26)	(.08)	(.17)	(.04)	(.21)	— (c)	$7.75	(1.04) *	$1,769,468	.39 *	2.19 *	28.62 *
September 30, 2007	8.23	.35	(.17)	.18	(.34)	(.03)	(.37)	— (c)	8.04	2.14	1,845,476.76		4.25	36.29
September 30, 2006	8.43	.34	(.01)	.33	(.34)	(.19)	(.53)	— (c)	8.23	4.09	1,959,603.75		4.17	11.70
September 30, 2005	8.57	.36	(.02)	.34	(.38)	(.10)	(.48)	— (c)	8.43	4.08	2,057,513.75		4.20	21.15
September 30, 2004	8.62	.38	.01	.39	(.40)	(.04)	(.44)	—	8.57	4.60	2,144,817.79		4.49	13.01
September 30, 2003	8.84	.39	(.17)	.22	(.39)	(.05)	(.44)	—	8.62	2.64	2,540,224.76		4.52	22.39

CLASS B
March 31, 2008**	$8.04	.15	(.25)	(.10)	(.15)	(.04)	(.19)	— (c)	$7.75	(1.37) *	$63,056	.71 *	1.87 *	28.62 *
September 30, 2007	8.22	.30	(.17)	.13	(.28)	(.03)	(.31)	— (c)	8.04	1.63	76,150	1.40	3.60	36.29
September 30, 2006	8.42	.29	(.01)	.28	(.29)	(.19)	(.48)	— (c)	8.22	3.46	120,918	1.39	3.52	11.70
September 30, 2005	8.56	.30	(.02)	.28	(.32)	(.10)	(.42)	— (c)	8.42	3.40	178,443	1.40	3.55	21.15
September 30, 2004	8.62	.33	(.01)	.32	(.34)	(.04)	(.38)	—	8.56	3.81	241,841	1.44	3.84	13.01
September 30, 2003	8.83	.33	(.16)	.17	(.33)	(.05)	(.38)	—	8.62	2.09	352,861	1.41	3.87	22.39

CLASS C
March 31, 2008**	$8.07	.14	(.25)	(.11)	(.14)	(.04)	(.18)	— (c)	$7.78	(1.41) *	$25,986	.78 *	1.81 *	28.62 *
September 30, 2007	8.26	.28	(.17)	.11	(.27)	(.03)	(.30)	— (c)	8.07	1.32	21,493	1.55	3.46	36.29
September 30, 2006	8.46	.28	(.01)	.27	(.28)	(.19)	(.47)	— (c)	8.26	3.24	23,147	1.54	3.37	11.70
September 30, 2005	8.60	.29	(.02)	.27	(.31)	(.10)	(.41)	— (c)	8.46	3.21	24,333	1.55	3.40	21.15
September 30, 2004	8.65	.34	(.02)	.32	(.33)	(.04)	(.37)	—	8.60	3.83	24,313	1.59	3.69	13.01
September 30, 2003	8.87	.32	(.17)	.15	(.32)	(.05)	(.37)	—	8.65	1.83	32,171	1.56	3.72	22.39

CLASS M
March 31, 2008**	$8.03	.16	(.25)	(.09)	(.16)	(.04)	(.20)	— (c)	$7.74	(1.19) *	$4,587	.53 *	2.05 *	28.62 *
September 30, 2007	8.21	.32	(.16)	.16	(.31)	(.03)	(.34)	— (c)	8.03	1.97	4,998	1.05	3.95	36.29
September 30, 2006	8.41	.32	(.01)	.31	(.32)	(.19)	(.51)	— (c)	8.21	3.79	6,115	1.04	3.87	11.70
September 30, 2005	8.55	.33	(.02)	.31	(.35)	(.10)	(.45)	— (c)	8.41	3.76	6,279	1.05	3.90	21.15
September 30, 2004	8.61	.35	— (c)	.35	(.37)	(.04)	(.41)	—	8.55	4.17	6,774	1.09	4.19	13.01
September 30, 2003	8.82	.36	(.16)	.20	(.36)	(.05)	(.41)	—	8.61	2.45	9,009	1.06	4.21	22.39

CLASS Y
March 31, 2008 †**	$7.96	.09	(.20)	(.11)	(.09)	—	(.09)	— (c)	$7.76	(1.39) *	$9,009	.14 *	1.26 *	28.62 *

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to March 31, 2008.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

50	51

Notes to financial statements 3/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam California Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. The fund began offering class Y shares on January 2, 2008. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,821,711,298, resulting in gross unrealized appreciation and depreciation of $74,089,024 and $46,197,250, respectively, or net unrealized appreciation of $27,891,774.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the six months ended March 31, 2008, Putnam Management has assumed $3,291 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2008, the fund incurred $390,166 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At March 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2008, the fund’s expenses were reduced by $140,959 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $654, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $135,141 and $21 from the sale of class A and class M shares, respectively, and received $20,916 and $1,332 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $18,930 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $537,833,644 and $558,753,439, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At March 31, 2008 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/08:

Shares sold	10,654,995	$ 84,827,179

Shares issued
in connection
with reinvestment
of distributions	3,623,990	28,645,643

	14,278,985	113,472,822

Shares
repurchased	(15,472,008)	(123,193,573)

Net decrease	(1,193,023)	$ (9,720,751)

Year ended 9/30/07:

Shares sold	17,018,721	$ 138,644,767

Shares issued
in connection
with reinvestment
of distributions	6,062,363	49,406,140

	23,081,084	188,050,907

Shares
repurchased	(31,800,540)	(258,800,766)

Net decrease	(8,719,456)	$ (70,749,859)

CLASS B	Shares	Amount

Six months ended 3/31/08:

Shares sold	140,303	$ 1,111,856

Shares issued
in connection
with reinvestment
of distributions	126,903	1,002,835

	267,206	2,114,691

Shares
repurchased	(1,601,942)	(12,771,612)

Net decrease	(1,334,736)	$(10,656,921)

Year ended 9/30/07:

Shares sold	371,280	$ 3,022,881

Shares issued
in connection
with reinvestment
of distributions	284,908	2,314,911

	656,188	5,337,792

Shares
repurchased	(5,887,197)	(47,958,881)

Net decrease	(5,231,009)	$(42,621,089)

CLASS C	Shares	Amount

Six months ended 3/31/08:

Shares sold	997,049	$ 7,902,268

Shares issued
in connection
with reinvestment
of distributions	45,928	364,178

	1,042,977	8,266,446

Shares
repurchased	(366,352)	(2,924,557)

Net increase	676,625	$ 5,341,889

Year ended 9/30/07:

Shares sold	757,468	$ 6,188,440

Shares issued
in connection
with reinvestment
of distributions	66,949	547,709

	824,417	6,736,149

Shares
repurchased	(964,428)	(7,888,172)

Net decrease	(140,011)	$(1,152,023)

CLASS M	Shares	Amount

Six months ended 3/31/08:

Shares sold	59,048	$ 466,315

Shares issued
in connection
with reinvestment
of distributions	10,105	79,748

	69,153	546,063

Shares
repurchased	(98,958)	(790,821)

Net decrease	(29,805)	$ (244,758)

Year ended 9/30/07:

Shares sold	45,476	$ 371,276

Shares issued
in connection
with reinvestment
of distributions	19,137	155,711

	64,613	526,987

Shares
repurchased	(186,544)	(1,517,858)

Net decrease	(121,931)	$ (990,871)

CLASS Y	Shares	Amount

For the period 1/2/08 (commencement of operations)
to 3/31/08:

Shares sold	1,160,649	$8,916,895

Shares issued
in connection
with reinvestment
of distributions	3,665	28,407

	1,164,314	8,945,302

Shares
repurchased	(3,871)	(30,003)

Net increase	1,160,443	$8,915,299

At March 31, 2008, Putnam, LLC owned 1,271 class Y shares of the fund (0.1% of class Y shares outstanding), valued at $9,863.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“FAS 161”) Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133 (“FAS 133”), which expands the disclosure requirements in FAS 133 about an entity’s derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Putnam Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the Fund’s financial statements and related disclosures.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund†	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The ten funds:
and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA045 250651 5/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed - End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed - End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed - End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 30, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 30, 2008